Capital Risk Management	12 Months Ended
Dec. 31, 2018
Capital Risk Management
Capital Risk Management

25. Capital Risk Management

        The Group's objectives when managing capital are to safeguard the Group's ability to continue as a going concern, to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholders value.

        The Group monitors capital using a gearing ratio, which is total debt divided by total equity plus total debt. The gearing ratio is calculated as follows:

	As of December 31,
	2017	2018
Borrowings, current portion	179,367	520,550
Borrowings, non-current portion	2,368,189	2,307,909
Finance lease liability, current portion	6,302	6,675
Finance lease liability, non-current portion	207,126	199,424

Total debt	2,760,984	3,034,558
Total equity	1,763,134	1,983,122

Total debt and equity	4,524,118	5,017,680

Gearing ratio	61.03%	60.48%